UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SOLUNA HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOLUNA HOLDINGS, INC.
325 WASHINGTON AVENUE EXTENSION
ALBANY, NEW YORK 12205

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Soluna Holdings, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Soluna Holdings, Inc., a Nevada corporation (the “Company”), will be held on September 29, 2022, at 10:00 a.m., Eastern Time. The Special Meeting will be held completely virtually. You will be able to participate in the Special Meeting as well as vote and submit your questions and examine our stockholder list during the live webcast of the Special Meeting by visiting www.virtualshareholdermeeting.com/SLNH2022SM and entering the 16-digit control number included on your proxy card (the “Proxy Card”). At the Special Meeting, stockholders will be asked to consider and act upon the following matters:

1.	To approve the issuance of shares of the Company’s common stock issuable upon the conversion of certain convertible notes and the exercise of certain warrants (“Proposal No. 1”);

2.	To approve the issuance of shares of the Company’s common stock issuable upon the conversion of the Company’s Series B Convertible Preferred Stock and the exercise of certain warrants (the “Proposal No. 2”); and

3.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on September 7, 2022 as the record date for determining stockholders entitled to notice of, and entitled to vote at, the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

/s/ Philip F. Patman, Jr.
Philip F. Patman, Jr.
Chief Financial Officer and Secretary

Albany, New York
September 19, 2022

It is important that your shares are represented and voted at the Special Meeting. Whether or not you intend to be present virtually at the meeting, please vote your shares according to the instructions on the accompanying Proxy Card. The proxy is revocable and will not be used if you attend and vote at the Special Meeting and vote “in person” at the meeting or otherwise provide notice of your revocation.

SOLUNA HOLDINGS, INC.
325 WASHINGTON AVENUE EXTENSION
ALBANY, NEW YORK 12205

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Soluna Holdings, Inc., a Nevada corporation (referred to in this Proxy Statement as the “Company,” “we,” or “us”), to be voted at the special meeting of stockholders of the Company (the “Special Meeting”) to be held virtually on September 29, 2022 at 10:00 a.m., Eastern Time.

Record Date and Voting Securities

The Notice of Special Meeting, this Proxy Statement and accompanying proxy card (the “Proxy Card”) are first being mailed to stockholders of the Company on or about September 19th, 2022 in connection with the solicitation of proxies for the Special Meeting. The Board has fixed the close of business on September 7, 2022 as the date of record date for the determination of stockholders entitled to notice of, and entitled to vote at, the Special Meeting (the “Record Date”). Only holders of record of our common stock, par value $0.001 per share (“Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were 14,781,748 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held as of the Record Date with respect to each matter submitted to the stockholders at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 26, 2022.

The Notice of the Special Meeting and Proxy Statement are available at www.proxyvote.com.

Questions and Answers About the about the Special Meeting and Voting

1.	Why am I receiving these materials?

The Company sent you this Proxy Statement and enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting.

2.	What is the purpose of the Special Meeting?

At the Special Meeting, the stockholders will be asked to consider and act upon the following matters:

●	to approve the issuance of shares of the Common Stock issuable upon the conversion of certain convertible notes and the exercise of certain warrants as described more fully herein;

●	to approve the issuance of shares of the Common Stock issuable upon the conversion of the Company’s Series B Convertible Preferred Stock, par value $0.0001 (the “Series B Preferred Stock”) and the exercise of certain warrants issued in connection with the Series B Preferred Stock; and

●	to transact such other business as may properly come before the meeting.

3.	Who can vote at the Special Meeting?

Only stockholders of record as of the Record Date. Each stockholder will be entitled to cast one vote on each proposal presented at the Special Meeting for each share of the Common Stock that such holder owned as of the Record Date.

4.	What are my voting rights?

Holders of Common Stock are entitled to one vote per share. As of the Record Date, a total of 14,781,748 shares of Common Stock were issued and outstanding. There is no cumulative voting.

5.	How do I cast my vote?

If you are a stockholder of record as of the Record Date, you may vote virtually at the Special Meeting by submitting a ballot during the live webcast, online by going to www.proxyvote.com and follow the instructions provided, by phone by calling 1-800-690-6903 and follow the recorded instructions or by mail by completing, signing, dating and timely returning the enclosed Proxy Card in the accompanying pre-addressed, postage-paid envelope.

If your shares of Common Stock are held in “street name” by a bank, broker or other nominee, you have the right to direct your bank, broker or other nominee on how to vote the shares in your account. Please see below for additional information.

6.	How do I change my vote?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You can revoke a proxy by:

●	by giving written revocation to the Company’s secretary;

●	signing and delivering a proxy bearing a later date;

●	voting again over the Internet or by telephone; or

●	voting virtually by submitting a ballot at the Special Meeting live webcast. Your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your proxy be revoked.

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

7.	Where and when will I be able to find the results of the voting?

The Company will publish the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission no later than four business days after the date of the Special Meeting.

8.	Where is the Special Meeting being held?

We will hold the Special Meeting virtually at www.virtualshareholdermeeting.com/SLNH2022SM on September 29, 2022, at 10:00 a.m. Eastern Time, unless postponed or adjourned to a later date.

9.	How do I attend the Special Meeting?

The Special Meeting will be a virtual meeting. You can participate in the Special Meeting by attending the live webcast at www.virtualshareholdermeeting.com/SLNH2022SM.

Proxies; Voting of Proxies

The Board is soliciting proxies for use at the Special Meeting, and such proxy will not be voted at any other meeting. Michael Toporek is the person selected by the Board to serve as proxy with respect to the Special Meeting. Mr. Toporek is the Chief Executive Officer of the Company.

Your vote is important. If you are a stockholder of record, whether or not you plan to attend the Special Meeting via the live webcast, we urge you to submit your proxy to ensure that your vote is counted. You may still view the live webcast of the Special Meeting and vote in person even if you have already voted by proxy. You may vote in one of the following ways:

●	vote electronically at the Special Meeting by attending the live webcast at www.virtualshareholdermeeting.com/SLNH2022SM and follow the instructions on how to vote electronically;

●	vote online by going to www.proxyvote.com and follow the instructions provided;

●	vote by phone by calling 1-800-690-6903 and follow the recorded instructions; or

●	vote by mail by voting, signing, and timely mailing your proxy card.

The shares represented by each proxy will be voted in accordance with the directions specified thereby. If you return a properly executed proxy card but do not fill out the voting instructions on the proxy card or if you indicate when voting on the Internet or over the telephone that you wish to vote as recommended by the Board, the shares represented by your proxy, assuming it is not properly revoked pursuant to the instructions below, will be voted by the person named as proxy in accordance with the recommendations of the Board contained in this Proxy Statement.

The Board knows of no matters to be presented at the Special Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the meeting, the person named as proxy will have discretionary authority to vote the shares represented by any properly provided proxy in accordance with his own judgment.

Revocation of Proxies

Each stockholder giving a proxy has the power to revoke it at any time before the shares represented by that proxy are voted. A proxy may be revoked, prior to its exercise, by (i) executing and delivering a later-dated proxy via the Internet, via telephone, or by mail; (ii) delivering written notice of revocations of the proxy to our Secretary prior to the Special Meeting; or (iii) logging on to the live webcast of the Special Meeting and voting as directed at the Special Meeting. Please note that a stockholder’s attendance at the live webcast of the Special Meeting will not, by itself, revoke such stockholder’s proxy.

Subject to the terms and conditions set forth herein, all proxies received by us will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless at or prior to the Special Meeting we receive a written notice of revocation signed by the person who, as of the Record Date, was the registered holder of such shares. The notice of revocation must indicate the certificate number(s) and number of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

If your shares are held in “street name,” as discussed below under the heading “Beneficial Owner: Shares Registered in the Name of Broker, Bank, or other Nominee,” you must contact your broker, bank, or other nominee to revoke any prior voting instructions.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or other Nominee

Many shares of Common Stock are held in “street name,” meaning that a depository, broker-dealer, or other financial institution holds the shares in its name, but such shares are beneficially owned by another person. If your shares of Common Stock are held in street name as of the Record Date, you should receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted at the Special Meeting; alternatively, you can use the voting information form provided by Broadridge to instruct your record owner on how to vote your shares. Generally, a street name holder that is a broker must receive direction from the beneficial owner of the shares to vote on issues other than certain limited routine, uncontested matters, such as the ratification of auditors. In the case of non-routine or contested items, the brokerage institution holding street name shares cannot vote the shares if it has not received voting instructions from the beneficial holder thereof. A broker “non-vote” occurs when a proxy is received from a broker but the shares represented by such proxy are not voted on a particular matter because the broker has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker does not have discretionary power to vote the shares.

If your shares are held of record by a person or institution other than a broker, whether such nominee can exercise discretionary authority to vote your shares on any matter at the Special Meeting in the absence of instructions from you will depend on your individual arrangement with that nominee record holder, in particular, whether you have granted such record holder discretionary authority to vote your shares. In the absence of an arrangement with your record holder granting such discretionary authority, your record holder nominee will not have discretionary authority to vote your shares on any matter at the Special Meeting in the absence of specific voting instructions from you.

If, as of the Record Date, your shares of Common Stock were held in an account at a broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record. As a beneficial owner, you may direct your broker, bank, or nominee how to vote the shares in your account or “vote” (provide instructions) online at the Special Meeting using the 16-digit control number included on your voting instruction form or otherwise provided by the organization that is the record holder of your shares.

Quorum and Method of Tabulation

The presence, in person or by proxy, of holders of 33 1/3% of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. Assuming a quorum is present, Proposal No. 1 and Proposal No. 2 will be approved by our stockholders if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

One or more inspectors of election appointed for the meeting will tabulate the votes cast in person or by proxy at the Special Meeting, and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as not cast for purposes of determining the vote on any matter submitted to stockholders. As abstentions are not included in calculating votes cast with respect to any proposal, abstentions will have no effect on the outcome of any proposal submitted to stockholders at the Special Meeting.

If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be treated as shares that are present and entitled to vote for purposes of determining quorum, but as not cast for purposes of determining the vote on such matter submitted to the stockholders for a vote. As a result, broker non-votes will have no effect on the outcome of Proposal 1 or 2.

Format of and Admission to the Special Meeting

Primarily in light of the continued public health impact of the COVID-19 pandemic, we will hold the Special Meeting in a virtual-only format, which will be conducted over the Internet via live webcast. In addition, we may continue to hold our special meetings using a virtual-only format in future years, even after the pandemic, as we believe that a virtual format is more environmentally-friendly, allows greater stockholder participation, and decreases the costs of holding the special meeting. We intend to hold our virtual special meetings in a manner that affords stockholders the same general rights and opportunities to participate, to the greatest extent possible, as they would have at an in-person meeting.

The Special Meeting will be held live via the Internet on September 29, 2022 at 10:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/SLNH2022SM. You will not be able to attend the meeting in person. Participation in and attendance at the Special Meeting is limited to our stockholders of record as of the close of business on September 7, 2022, and other persons holding valid proxies for the Special Meeting. Online access will begin at 9:45 a.m., Eastern Time, on September 29, 2022, and we encourage you to access the Special Meeting prior to the start time. To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/SLNH2022SM, you must enter the 16-digit control number included on your proxy card or, for beneficial owners of shares held in “street name” as discussed above the heading “Beneficial Owner: Shares Registered in the Name of Broker, Bank, or other Nominee,” on your voter information form. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/SLNH2022SM.

Stockholders will be able to submit questions via the online platform during a portion of the Special Meeting. You may submit questions by signing into the virtual meeting platform at www.virtualshareholdermeeting.com/SLNH2022SM, typing a question into the “Ask a Question” field, and clicking “submit.” Only questions that are pertinent to meeting matters will be answered during the Special Meeting, subject to time constraints. Questions regarding personal matters or matters not relevant to the Special Meeting will not be answered. If we receive substantially similar questions, we will group them together to avoid repetition. If there are questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints, we will post answers to a representative set of such questions at https://www.solunacomputing.com/investors/. The questions and answers will be available as soon as practicable after the Special Meeting.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of our Proxy Statement to stockholders may have been sent to multiple stockholders who share an address unless we have received instructions to the contrary. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request. Requests may be made by mail to: Soluna Holdings, Inc, ATTN: Investor Relations Department, 325 Washington Avenue Extension, Albany, New York 12205; by e-mail: hello@soluna.io or by telephone: (518) 218-2550. Any stockholder who would like to receive separate copies of our proxy statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household in the future, should contact their bank, broker, or other nominee record holder, or us directly at the address, e-mail address or phone number listed above.

Proxy Solicitation Expense

We do not anticipate engaging a paid proxy solicitor to assist with the solicitation of proxies for the Special Meeting. Our directors, officers and employees, without receiving any additional compensation, may solicit proxies personally or by telephone, facsimile, or email. The Company will pay all costs and expenses incurred in the solicitation of proxies for the Special Meeting. We will also reimburse banks, brokers, and other nominees for reasonable expenses incurred in forwarding proxy materials to their customers or principals who are the beneficial owners of shares of Common Stock held in street name.

PROPOSAL NO. 1

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF CERTAIN CONVERTIBLE NOTES AND THE EXERCISE OF CERTAIN WARRANTS.

Summary

The purpose of Proposal No. 1 is to obtain the stockholder approval necessary under applicable Nasdaq Stock Market rules to allow for the full issuance of shares of Common Stock upon the conversion of convertible notes and exercise of warrants of the Company (as described below) into shares of Common Stock.

Background

On October 20, 2021, the Company entered into a Securities Purchase Agreement (the “SPA”) for an aggregate financing of $15 million with certain accredited investors (the “Investors”). At the closing under the SPA, which occurred on October 25, 2021, the Company issued to the Investors (i) secured convertible notes in the aggregate principal amount of $16,304,348 for an aggregate purchase price of $15 million (collectively, the “Notes”), which are, subject to certain conditions, convertible at any time by the Investors, originally into an aggregate of 1,776,073 shares (the “Conversion Shares”) of the Common Stock, at an original price per share of $9.18; and (ii) Class A, Class B and Class C common stock purchase warrants (collectively, the “Investor Warrants”) to purchase originally up to an aggregate of 1,776,073 shares of Common Stock (the “Warrant Shares”), at original exercise prices of $12.50, $15, and $18 per share, respectively. The Investor Warrants are immediately exercisable for five years upon issuance, subject to applicable Nasdaq rules.

On July 19, 2022, the Company entered into an addendum with the collateral agent and the Investors to amend certain terms of the SPA and the Notes (the “Addendum”). Pursuant to the Addendum, among other things, the exercise prices of the Class A and B Warrants and 85,000 warrants to purchase Common Stock issued to the Investors on January 13, 2022 were reduced to $9.50 a share. In addition, the Company agreed to exchange the Class C Warrants for 296,013 shares of Common Stock.

On September 13, 2022, the Company entered into an amendment of the Addendum with the Investors to amend certain terms of the Notes, the SPA and the Addendum (the “Addendum Amendment”). Pursuant to the Addendum Amendment, among other things, the Company issued to the Investors (i) 430,564 shares of Common Stock and (ii) four (4) new classes of warrants each to purchase up to 1,000,000 shares of Common Stock:, the Class D, Class E, Class F and Class G Warrants (the “Exchange Warrants” and together with the Investor Warrants, the “Warrants”) at exercise prices of $3.50, $4.50, $5.50 and $7.50, respectively, in exchange for the outstanding Class B Warrants. The Exchange Warrants are immediately exercisable for five years upon issuance, subject to applicable Nasdaq rules.

The Addendum Amendment also extended the maturity date of the Notes by six months to April 25, 2023 (the “Maturity Date”), and increased the principal amount of the Notes by an aggregate of $520,241 for a total outstanding principal amount of $13,006,022. Also pursuant to the Addendum Amendment, at any time on or prior to October 17, 2022, the Investors have the option to convert up to $1,000,000 of the Notes into shares of the Common Stock at a conversion price of $2.2186 per share. Upon the Maturity Date, the Notes shall be payable in full. Commencing on the Maturity Date and also five (5) days after the occurrence of any Event of Default (as defined in the Notes), interest on the Notes will accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. If any Event of Default or a Fundamental Transaction (as defined in the Notes) or a Change of Control (as defined in the Notes) occurs, the outstanding principal amount of the Notes, liquidated damages and other amounts owing in respect thereof through the date of acceleration, will become, at the Investor’s election, immediately due and payable in cash at the Mandatory Default Amount (as defined in the Notes). The Notes may not be prepaid, redeemed or mandatory converted without the consent of the Investors. The obligations of the Company pursuant to the Notes are secured by a security agreement dated as of October 25, 2021 which granted Collateral Services LLC, the collateral agent, a security interest in the assets of the Company and its subsidiaries.

As of the date hereof, the Notes are convertible into an aggregate of 3,468,272 shares of Common Stock at a conversion price of $3.75 per share of Common Stock (subject to the Investors’ option at any time on or prior to October 17, 2022 to convert up to $1,000,000 of the Notes into shares of the Common Stock at a conversion price of $2.2186 per share) and the Warrants are exercisable for an aggregate 4,592,025 shares of Common Stock.

Effect of Issuance of Additional Securities

As of September 15, 2022, we had 14,783,748 shares of Common Stock issued and outstanding (such amount not giving effect to the exercise of any outstanding options, warrants or any other rights to purchase our securities) (the “September 15 Outstanding Share Amount”). Based on the September 15 Outstanding Share Amount, if the Investors were to convert the Notes into 3,468,272 shares of Conversion Shares and exercise the Warrants in full to purchase (4,592,025 Warrant Shares, the Investors would be issued an aggregate of 8,060,297 shares of our Common Stock, equal to 34.63% of our issued and outstanding Common Stock on a pre-transaction basis (using the September 15 Outstanding Share Amount plus the number of shares of Common Stock into which the Notes are convertible and the Warrants are exercisable as the denominator), of which 14.90% would be Conversion Shares and 19.73% would be Warrant Shares), assuming the Investors waive the provisions in the Notes and the Warrants limiting their beneficial ownership of shares of Common Stock to 4.99%.

As such, for so long as the Investors beneficially own a significant amount of shares of Common Stock, they could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Investors fully convert the Notes or exercise the Warrants. Further, because of the possibility that the conversion price and exercise price may be further adjusted to a lower amount, stockholders may experience an even greater dilutive effect. If the Company is required to make additional adjustments to the conversion price of the Notes in order to facilitate their conversion into Common Stock and avoid a repayment in cash, there will likely be additional dilution beyond the 14.90% currently anticipated by this proxy statement. In particular, as of the date hereof, the conversion price of the Notes is higher than the closing price of the Common Stock on the Nasdaq Stock Market. In the event the Company and the Investors agree to decrease the conversion price of the Notes or the exercise price of the Warrants in the future, the Company could issue more shares of Common Stock to the Investors than the amounts set forth above. Stockholder approval of Proposal No. 1 will apply to all issuances of Common Stock pursuant to the Notes and Warrants, including such potential issuance of additional shares.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Stock Market rules. Nasdaq Marketplace Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the full issuance of shares of Common Stock upon the conversion of convertible notes and exercise of warrants of the Company (as described above) into shares of Common Stock may require stockholder approval.

If our stockholders do not approve this Proposal No. 1, the Notes will not be fully convertible and the Warrants will not be exercisable in a manner that complies with Nasdaq Marketplace Rule 5635(d). In addition, our failure to obtain approval of this Proposal No. 1 when such failure would prohibit us to satisfying our obligations under the Notes and the Warrants might constitute an Event of Default under the Notes and Warrants, and result in an obligation to immediately purchase back in cash any outstanding principal amount of the Notes or unexercised Warrants at the amounts as described in the Notes and Warrants.

Additional Information

This summary is intended to provide you with basic information concerning the SPA, Notes, the Warrants, the Addendum, and the Addendum Amendment. The full text of the SPA, the forms of Notes and Investor Warrants were filed as exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2021, the form of the Addendum was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on July 20, 2022, and the forms of Addendum Amendment and Exchange Warrants were filed as exhibits to our Current Report on Form 8-K filed with the SEC on September 14, 2022.

Vote Required and Recommendation

The affirmative vote of holders of a majority of the shares of the Common Stock cast in person or by proxy at the meeting is required to approve the issuance of shares of Common Stock upon the conversion of the Notes and the exercise of the Warrants as set forth above in accordance with Nasdaq Marketplace Rule 5635(d).

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF THE COMPANY’S SERIES B CONVERTIBLE PREFERRED STOCK AND THE EXERCISE OF CERTAIN WARRANTS

The purpose of Proposal No. 2 is to obtain the stockholder approval necessary under applicable Nasdaq Stock Market rules to allow for the full issuance of shares of Common Stock upon the conversion of shares of the Series B Preferred Stock, and the exercise of certain warrants (as described below) into shares of Common Stock.

Background

On July 20, 2022, Company issued $6,250,000 stated value of Series B Preferred Stock, for a purchase price of $5,000,000 via a direct private placement to a current investor (the “Series B Investor”). The Company issued to the Series B Investor (i) 62,500 shares of Series B Preferred Stock which are initially convertible into 1,155,268 shares of Common Stock at a price per share of $5.41, a 20% premium to the close of the Common Stock on July 18, 2022, subject to adjustment as set forth in the Certificate of Designation governing the terms of the Preferred Stock, and (ii) common stock purchase warrants to purchase up to an aggregate of 1,000,000 shares of Common Stock at an initial exercise price of $10.00 per share of Common Stock (the “Purchase Warrants”). In addition, the Series B Investor delivered a warrant to acquire 1,000,000 shares of Common Stock at an exercise price of $11.50 per share for cancellation.

Series B Preferred Stock

The Company filed the Certificate of Designation (the “Certificate of Designation”) of the Series B Preferred Stock with the Secretary of State of the State of Nevada on July 20, 2022. Initially 187,500 shares of its authorized and unissued preferred stock are designated as Series Preferred B Stock. Each share of Series Preferred B Stock has a par value of $0.0001 per share and a stated value equal to $100.00 (the “Stated Value”).The subscription price for each share of Series Preferred B Stock is $80.00 per share. The shares of Series Preferred B Stock can vote with the shares of Common Stock, on an as-converted to Common Stock basis, with respect to all matters on which the holders of Common Stock are entitled to vote, subject to any applicable Beneficial Ownership Limitations (as defined in the Certificate of Designation).

Ranking

The Series B Preferred Stock will rank with respect to dividend rights and/or rights upon distributions, liquidation, dissolution or winding up of the Company senior to all of our Common Stock and other classes of capital stock, other than the Series A Preferred Stock, which it will rank pari passu with.

Liquidation Preference of Series B Preferred Stock

Upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, before the payment of any amount to the holder of shares of junior stock, the holders of Series B Preferred Stock are entitled to receive in cash an amount equal to the greater of (i) the Stated Value of the Series B Preferred Stock or (ii) the amount the holder of Series B Preferred Stock would receive if such holder converted the Series B Preferred Stock into common stock immediately prior to the date of the liquidation event, including accrued and unpaid dividends.

Dividends on Series B Preferred Stock

Holders of Series B Preferred Stock shall be entitled to receive and the Company shall pay, by issuing shares of Common Stock or cash at the Company’s options to holders, dividends on shares of Series B Preferred Stock, based on the Stated Value, at a rate of ten percent (10%) per annum, commencing on the issuance date until the earlier of (i) the date that the Series B Preferred Stock is converted to Common Stock or (ii) twelve (12) months after the issuance date (the “Dividend Termination Date”). Such dividends shall accrue and be compounded daily on the basis of a 360-day day year and twelve (12) 30-day months and shall be paid either promptly after conversion of the Series B Preferred Stock or on the Dividend Termination Date, if the Preferred Stock has not been converted prior to the Dividend Termination Date. No other dividends shall be paid on shares of Series B Preferred Stock.

Redemption of Series B Preferred Stock

The Series B Preferred Stock is perpetual and has no maturity date. Provided that no shares of the Company’s Series A Preferred Stock are outstanding, either the Company or the holder may, at its option, at any time on or after the later of (i) the third anniversary of the issue date of such Series B preferred Stock and (ii) the date on which the Notes have been fully redeemed, defeased, or converted (the “Redemption Date”), if all of the shares of Series B Preferred Stock have not been converted to shares of Common Stock prior to the Redemption Date, redeem the outstanding shares of Series B Preferred Stock, in whole or in part, at any time after the Redemption Date, at a cash redemption price per share of Series B Preferred Stock equal to the Stated Value (the “Redemption Price”). In the event that the Common Stock ceases to trade on a national exchange for twenty consecutive trading days, if at least a majority of the holders so elect, they may present the Company with a notice of Redemption. The Redemption Price for any shares of Series B Preferred Stock shall be payable to the holder of such shares of Series B Preferred Stock against surrender of the certificate(s) evidencing such shares, if any, to the Company or its agent, if the shares of the Preferred are issued in certificated form.

Notice of every redemption of shares of Series B Preferred Stock shall be given to the holders. Each notice of redemption given to a holder or the Company shall state: (1) the redemption date; (2) the number of shares of Series B Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares of Series B Preferred Stock to be redeemed from such holder; (3) the Redemption Price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price. Any Notice of Redemption provided by the holders shall provide the Company with no less than thirty (30) days’ notice of their Redemption request.

The Company, upon ten (10) days prior notice to the holder, may demand that the holder convert the Series B Preferred Stock and warrants issued pursuant to that certain Securities Purchase Agreement between the Company and the initial holders of the Series B Preferred Stock, in whole or in part, if the closing bid price of the Common Stock equals or exceeds $12.98, less any “Profit”, as defined in the such Securities Purchase Agreement, divided by the number of shares of Common Stock into which the Series B Preferred Stock is convertible on the date of such notice, for twenty (20) consecutive trading days. Should the holder fail to convert the remaining Stated Value of the Series B Preferred Stock in its entirety within thirty (30) trading days after receiving the Company’s notice, the Company may redeem such remaining balance and the warrants at the remaining Stated Value plus accrued dividends.

Conversion Rights of Series B Preferred Stock

A holder of Series B Preferred Stock shall have the right to convert the Series B Preferred Stock, in whole or in part, upon providing a notice of conversion to the Company to that number of shares of Common Stock determined by dividing the Stated Value of such share of Series B Preferred Stock by the conversion price of $5.41, which shall be subject to adjustment for any share dividend, share split, share combination, reclassification or similar transaction (the “Series B Preferred Stock Conversion Shares”).

Fundamental Transactions

In the event of a Fundamental Transaction, as defined in the Certificate of Designation, then, upon any subsequent conversion of this Series B Preferred Stock, the holders shall have the right to receive, for each Series B Preferred Stock Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series B Preferred Stock is convertible immediately prior to such Fundamental Transaction. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the holders new preferred stock consistent with the foregoing provisions and evidencing the holders’ right to convert such preferred stock into Alternate Consideration. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor to assume in writing all of the obligations of the Company under the Certificate of Designation.

Common Stock Purchase Warrant

The Purchase Warrants have an issue date of July 19, 2022. The Purchase Warrants have an initial exercise price of $10.00 per share of Common Stock, subject to adjustment as set forth in the Warrants. The holder is entitled to exercise the Purchase Warrants at any time on or after the date that is 180 days following the issue date and on or prior to January 19, 2028. On the closing date of the next public offering of Common Stock or other securities, the exercise price of the Warrants adjusts to a price equal to the lower of (a) the exercise price then in effect, or (b) the price of the warrants issued in the Company’s next public offering, or if no warrants are issued in the Company’s next public offering, 110% of the price per share of Common Stock issued in the Company’s next public offering.

On September 13, 2022, the Company entered into an agreement (the “Consent”) with the Series B Investor. Pursuant to the Consent, the Series B Investor consented to the Company entering into and performing its obligations under the Addendum Amendment and the issuance of any and all Common Stock and Warrants pursuant thereto, and acknowledged and agreed that the Company’s entry into and performance of its obligations under the Addendum Amendment and any and all documents related thereto will not constitute a default or event of default under the terms of the Series B Preferred Stock Securities Purchase Agreement (the “Series B Preferred SPA”). In consideration of the consent provided by the Series B Investor, the Company issued to the Series B Investor Class D, Class E, Class F and Glass G Warrants in substantially the same form as the Exchange Warrants (the “Consent Warrants” and together with the Purchase Warrants, the “Series B Investor Warrants”) each to purchase up to 100,000 shares of Common Stock at an exercise price $3.50, $4.50, $5.50 and $7.50, respectively. The Consent Warrants are immediately exercisable for five years upon issuance, subject to applicable Nasdaq rules.

Effect of Issuance of Additional Securities

Based on the September 15 Outstanding Share Amount, if the Series B Investor were to convert the Series B Preferred Stock into an aggregate of 1,155,268 shares of Common Stock and exercise the Series B Investor Warrants in full to purchase an aggregate of 1,400,000 shares of Common Stock, the Series B Investor would hold an aggregate of 2,555,268 shares of our Common Stock, equal to 14.38% of our issued and outstanding Common Stock on a pre-transaction basis (using the September 15 Outstanding Share Amount plus the number of shares of Common Stock into which the Series B Preferred Stock are convertible and the Purchase Warrants are exercisable as the denominator), assuming the Series B Investor waives the provisions in the Certificate of Designation limiting its beneficial ownership of shares of Common Stock to 4.99% Please note that this calculation does not consider the possibility of approving the Proposal No. 1 above.

As such, for so long as the Series B Investor beneficially own a significant amount of shares of Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Series B Investor converts the Series B Preferred Stock or exercises the Series B Investor Warrants. Further, because of the possibility that the conversion price and exercise price may be further adjusted to a lower amount, stockholders may experience an even greater dilutive effect.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Stock Market rules. Nasdaq Marketplace Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the full issuance of shares of Common Stock upon the conversion of Series B Preferred Stock and exercise of Purchase Warrants of the Company (as described above) into shares of Common Stock may require stockholder approval.

If our stockholders do not approve this Proposal No. 2, the Series B Preferred Stock will not be fully convertible and the Series B Investor Warrants will not be exercisable in a manner that complies with Nasdaq Marketplace Rule 5635(d). In addition, our failure to obtain approval of this Proposal No. 2 when such failure would prohibit us to satisfying our obligations under the terms of the Certificate of Designation and the Series B Investor Warrants might constitute a default under the Certificate of Designation and the Series B Investor Warrants. Failure to deliver to the Series B Investor such Series B Preferred Stock Conversion Shares would result in additional and potentially substantial cash payment obligations, including an obligation to pay to the Series B Investor, in cash, for each $5,000 of Stated Value of Series B Preferred Stock being converted, from $50 to $200 per trading day, and pay compensation for any Buy-In as specified in the Certificate of Designation and the Series B Investor Warrants.

Additional Information

This summary is intended to provide you with basic information concerning the Series B Preferred Stock and the Series B Investor Warrants. The Certificate of Designation, the Series B Preferred SPA and the form of Purchase Warrant were filed as exhibits to our Current Report on Form 8-K filed with the SEC on July 20, 2022, and the form of the Consent and Consent Warrants were filed as exhibits to our Current Report on Form 8-K filed with the SEC on September 14, 2022.

Vote Required and Recommendation

The affirmative vote of holders of a majority of the shares of the Common Stock cast in person or by proxy at the meeting is required to approve the issuance of shares of Common Stock upon the conversion of Company’s Series B Preferred Stock and the exercise of the Series B Investor Warrants in accordance with Nasdaq Marketplace Rule 5635(d).

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

The following table sets forth certain information regarding shares of Common Stock beneficially owned as of September 15, 2022, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power.

	Shares of Beneficially Owned
Name and Address of Beneficial Owner(2)	Number(2)	Percent of Class(1)
Executive Officers
Michael Toporek(5) (10)	3,942,759	26.7%
John Belizaire(15)	90,322	*
Jessica L. Thomas(3)(18)	13,031	*
Moshe Binyamin(4)(19)	32,400	*
Mary Jennifer O’Reilly(16)	5,336	*
Philip F. Patman, Jr.(14)(20)	-	-

Non-Employee Directors
Matthew E. Lipman(7) (10)	3,796,325	25.7%
William P. Phelan(13)	282,132	1.9%
David C. Michaels(9)	181,327	1.2%
Thomas J. Marusak(8)	248,000	1.7%
Edward R. Hirshfield(6)	39,725	*
William Hazelip(12)	37,600	*
John Bottomley(11)	8,000	*
All current directors and executive officer as a group (11 persons)	4,881,526	33%

Persons or Groups Holding More than 5% of the Common Stock
Brookstone Partners Acquisition XXIV, LLC(10) 232 Madison Avenue, Suite 600 New York, NY 10016	3,750,000	25.4%
Justin R. Dopierala and related entity: DOMO Capital Management, LLC(17) N112 W16298 Mequon Rd., Suite No. 111, Germantown, Wisconsin, 53022	1,405,283	9.5%

________

*	Less than 1%

(1)	Based on 14,783,748 shares of Common Stock outstanding on September 15, 2022 and, with respect to each individual holder, rights to acquire shares of Common Stock exercisable within 60 days of September 15, 2022.

(2)	Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder.

(3)	Includes 7,500 shares of restricted Common Stock held by Ms. Thomas that are subject to forfeiture and 12,500 shares exercised shares of Common Stock issued to Ms. Thomas in which 6,969 shares were withheld to satisfy Ms. Thomas’s tax obligation upon the exercise of 12,500 of stock options granted to Ms. Thomas. Excludes 25,000 restricted stock units that vest representing shares of Common Stock, which shall vest as follows: 25% vests 12 months from the date of the grant, or November 23, 2022, and the remaining 75% of restricted stock units vest monthly for the remaining 36 months, in each case subject to Ms. Thomas remaining in the service of the Company on each such vesting date.

(4)	Includes 7,500 shares of restricted common stock held by Mr. Binyamin that are subject to forfeiture and 13,750 shares of common stock issuable to Mr. Binyamin upon exercise of stock options exercisable within 60 days of April 1, 2022. Effective as of the April 11, 2022, the Compensation Committee approved the vesting of all of Mr. Binyamin’s unvested options and restricted stock awards.

(5)	Includes 7,500 shares of restricted Common Stock held by Mr. Toporek that are subject to forfeiture, of which 3,366 were withheld to satisfy Mr. Toporek’s tax obligation upon the vesting of the 7,500 restricted stock units, and 172,292 shares of Common Stock issuable to Mr. Toporek upon exercise of stock options exercisable within 60 days of August 26, 2022. Also includes 3,750,000 shares of Common Stock owned by Mr. Toporek indirectly pursuant to his position with Brookstone XXIV and/or its affiliates.

(6)	Excludes 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vests 12 months from the date of the grant, or January 14, 2023, 33% vests 24 months from the date of the grant, or January 14, 2024, and 30% vests 36 months from the date of the grant, or January 14, 2025, in each case subject to Mr. Hirshfield remaining in the service of the Company on each such vesting date. Includes 32,225 shares of Common Stock issuable to Mr. Hirshfield upon exercise of stock options exercisable within 60 days of August 26, 2022.

(7)	Excludes 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vests 12 months from the date of the grant, or January 14, 2023, 33% vests 24 months from the date of the grant, or January 14, 2024, and 30% vests 36 months from the date of the grant, or January 14, 2025, in each case subject to Mr. Lipman remaining in the service of the Company on each such vesting date. Includes 7,500 shares of restricted common stock held by Mr. Lipman that are subject to forfeiture, and 32,225 shares of common stock issuable to Mr. Lipman upon exercise of stock options exercisable within 60 days of August 26, 2022. Also includes 3,750,000 shares of Common Stock owned by Mr. Lipman indirectly pursuant to his position with Brookstone Partners XXIV and/or its affiliates.

(8)	Excludes 20,500 and 20,500 restricted stock units representing shares of Common Stock, which shall vest 12 months from the date of the grant, or January 14, 2023, 33% vests 24 months from the date of the grant, or January 14, 2024, and 30% vests 36 months from the date of the grant, or January 14, 2025, in each case subject to Mr. Marusak remaining in the service of the Company on each such vesting date. Includes 15,233 shares of restricted Common Stock held by Mr. Marusak that are subject to forfeiture and 26,600 shares of Common Stock issuable to Mr. Marusak upon exercise of stock options exercisable within 60 days of August 26, 2022.

(9)	Excludes 20,500 and 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vests 12 months from the date of the grant, or January 14, 2023, 33% vests 24 months from the date of the grant, or January 14, 2024, and 30% vests 36 months from the date of the grant, or January 14, 2025, in each case subject to Mr. Michaels remaining in the service of the Company on each such vesting date. Includes 17,733 shares of restricted Common Stock held by Mr. Michaels that are subject to forfeiture and 65,850 shares of Common Stock issuable to Mr. Michaels upon exercise of stock options exercisable within 60 days of August 26, 2022.

(10)	Representatives of Brookstone XXIV have provided us the following information: As the Manager of Brookstone XXIV, Brookstone Partners I.A.C. may be deemed to beneficially own the shares of Common Stock owned directly by Brookstone XXIV. Michael Toporek is President of Brookstone Partners I.A.C. and Matthew Lipman is Secretary of Brookstone Partners I.A.C. and share voting and dispositive power over the shares of Common Stock owned by Brookstone XXIV. As a result of the foregoing, in computing the beneficial ownership of all executive officers and directors, as a group, the 3,750,000 shares of Common Stock owned indirectly by each of Mr. Toporek and Mr. Lipman, as a result of their interests in Brookstone XXIV and/or its affiliates, is only counted once. The address of each of Brookstone XXIV, Brookstone Partners I.A.C., Michael Toporek, and Matthew Lipman is 232 Madison Avenue, Suite 600, New York, New York 10016.

(11)	Excludes 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vests 12 months from the date of the grant, or January 14, 2023, 33% vests 24 months from the date of the grant, or January 14, 2024, and 30% vests 36 months from the date of the grant, or January 14, 2025, in each case subject to Mr. Bottomley remaining in the service of the Company on each such vesting date. Excludes 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vests 12 months from the date of the grant, or January 26, 2023, 33% vests 24 months from the date of the grant, or January 26, 2024, and 30% vests 36 months from the date of the grant, or January 26, 2025, in each case subject to Mr. Bottomley remaining in the service of the Company on each such vesting date.

(12)	Excludes 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vests 12 months from the date of the grant, or January 14, 2023, 33% vests 24 months from the date of the grant, or January 14, 2024, and 30% vests 36 months from the date of the grant, or January 14, 2025, in each case subject to Mr. Hazelip remaining in the service of the Company on each such vesting date. Includes 2,500 shares of restricted stock units that have vested as of August 26, 2022 and 31,600 shares of Common Stock issuable to Mr. Hazelip upon exercise of stock options exercisable within 60 days of August 26, 2022.

(13)	Excludes 20,500 and 40,000 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vests 12 months from the date of the grant, or January 14, 2023, 33% vests 24 months from the date of the grant, or January 14, 2024, and 30% vests 36 months from the date of the grant, or January 14, 2025, in each case subject to Mr. Phelan remaining in the service of the Company on each such vesting date. Excludes 20,500 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vests 12 months from the date of the grant, or January 26, 2023, 33% vests 24 months from the date of the grant, or January 26, 2024, and 30% vests 36 months from the date of the grant, or January 26, 2025, in each case subject to Mr. Phelan remaining in the service of the Company on each such vesting date. Includes 25,000 shares of restricted common stock held by Mr. Phelan that are subject to forfeiture and 29,725 shares of common stock issuable to Mr. Phelan upon exercise of stock options exercisable within 60 days of April 1, 2022.

(14)	Excludes 38,820 restricted stock units representing shares of Common Stock, which shall vest as follows: 25% on the first anniversary of the grant date, or August 25, 2023, and monthly thereafter for the next 36 months, in each case subject to Mr. Patman remaining in the service of the Company on each such vesting date.

(15)	Includes 84,171 shares of restricted common stock held by Mr. Belizaire that are subject to forfeiture.

(16)	Excludes 11,086 of 14,782 restricted stock units representing shares of Common Stock, which shall vest as follows: 25% vests 6 months from the date of the grant, or May 1, 2022, the remaining restricted stock units vest ratably over the succeeding 36 month period, with one-thirty-sixth of such shares vesting on the last day of each such complete calendar month. Includes 616 shares of restricted stock units that will vest within 60 days of August 26, 2022.

(17)	The information was based upon Schedule 13G/A filed with the SEC on May 31, 2022 by DOMO Capital Management, LLC and Mr. Dopierala. Both DOMO Capital Management, LLC and Mr. Dopierala may be deemed to beneficially own 1,377,283 of the reported shares as a result of the direct or indirect power to vote or dispose of such shares. DOMO Capital Management, LLC and Mr. Dopierala have shared voting power over 1,377,283 shares of Common Stock, and shared dispositive power over 1,377,283 shares of Common Stock. Mr. Dopierala has sole voting power over 28,000 shares of Common Stock and sole dispositive power over 28,000 shares of Common Stock.

(18)	No longer serving as an executive officer of the Company, effective as of August 16, 2022.

(19)	No longer serving as an executive officer of the Company, effective as of May 27, 2022.

(20)	Serving as Chief Financial Officer, Secretary and Treasurer of the Company, effective as of August 16, 2022.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders who wish to communicate with the Board, or a particular director, may send a letter to our Secretary at 325 Washington Avenue Extension, Albany, New York 12205. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

STOCKHOLDER PROPOSALS

In order to be included in the proxy materials for the Company’s annual meeting of stockholders to be held in 2023, stockholder proposals submitted to the Company in compliance with SEC Rule 14a-8 (which concerns stockholder proposals that are requested to be included in a company’s proxy statement) must be received by us at our offices, 325 Washington Avenue Extension, Albany, New York 12205 on or before December 15, 2022. We suggest that proponents submit their proposals by certified mail, return receipt requested, addressed to our Secretary.

With respect to stockholder proposals to be submitted outside the Rule 14a-8 process for consideration at the 2023 annual meeting of stockholders, if the Company does not receive notice of any such proposal to be presented at the 2023 annual meeting of stockholders on or before February 28, 2023, the proxies designated by the Board will have discretionary authority to vote on any such proposal. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b).

OTHER MATTERS

We do not know of any matters that will be brought before the Special Meeting other than those specifically set forth in the notice thereof. If any other matter properly comes before the meeting for which we did not receive notice by September 19, 2022, however, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person voting them.

By Order of the Board of Directors,

/s/ Philip F. Patman, Jr.
Philip F. Patman, Jr.
Chief Financial Officer and Secretary

Albany, New York
September 19, 2022

SOLUNA

SOLUNA HOLDINGS, INC.
325 WASHINGTON AVENUE EXTENSION
ALBANY, NY 12205

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SLNH2022SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D90854-TBD

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

SOLUNA HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Stockholders, Proxy Statement and Form of Proxy Card are available at

www.proxyvote.com.

D90855-TBD

SOLUNA HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 29, 2022

The stockholder(s) hereby appoint(s) Mr. Michael Toporek as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Soluna Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., Eastern Time, on Thursday, September 29, 2022, virtually at www.virtualshareholdermeeting.com/SLNH2022SM, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE